                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

FILED BY THE REGISTRANT   [X]                     FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
------------------------------------------------------------------------------------------------

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        Millennium Pharmaceuticals, Inc.
          ...............................................................
                (Name of Registrant as Specified in Its Charter)
          ...............................................................
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]       No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:


[ ]       Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

          ----------------------------------------------------------------------

                        MILLENNIUM PHARMACEUTICALS, INC.
                               640 MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02139

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 2, 1999

     The 1999 Annual Meeting of Stockholders of Millennium Pharmaceuticals, Inc. will be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, on Wednesday, June 2, 1999 at 10:00 a.m., local time. At the meeting, stockholders will act on the following matters:

     1.  Election of three Class III directors, each for a term of three years;

     2. Approval of an amendment to the Company's 1996 Equity Incentive Plan increasing the number of shares of Common Stock reserved for issuance from 4,100,000 to 5,600,000;

     3. Approval of an amendment to the Company's 1997 Equity Incentive Plan increasing the number of shares of Common Stock reserved for issuance from 2,000,000 to 4,000,000;

     4. Approval of an amendment to the Company's 1996 Employee Stock Purchase Plan increasing the number of shares of Common Stock reserved for issuance from 350,000 to 650,000; and

     5. Any other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 14, 1999 are entitled to notice of and to vote at the meeting or any postponements or adjournments. The stock transfer books of the Company will remain open.

                                  By Order of the Board of Directors,

                                  MARK J. LEVIN
                                  Chairman and Chief Executive Officer

Cambridge, Massachusetts
April 23, 1999

--------------------------------------------------------------------------------

             PROXY STATEMENT -- 1999 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

     This Proxy Statement contains information about the 1999 Annual Meeting of Stockholders of Millennium Pharmaceuticals, Inc., including any postponements or adjournments of the meeting. The meeting is scheduled to be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, on Wednesday, June 2, 1999 at 10:00 a.m., local time.

     This Proxy Statement is furnished in connection with the solicitation of proxies by Millennium's Board of Directors.

     The Company's Annual Report for 1998 was first mailed to stockholders, along with these proxy materials, on or about April 23, 1999.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT FOR EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST OF INVESTOR RELATIONS, MILLENNIUM PHARMACEUTICALS, INC., 238 MAIN STREET, CAMBRIDGE, MASSACHUSETTS 02142, OR BY E-MAILING INVESTOR RELATIONS AT "INFO@MLNM.COM".

--------------------------------------------------------------------------------

                               VOTING PROCEDURES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the meeting, please take the time to vote by completing and mailing the enclosed proxy card as soon as possible. We have included a postage-prepaid envelope for your convenience.

================================================================================

WHO CAN VOTE?

     In order to vote, you must have been a stockholder of record at the close of business on April 14, 1999 (the "record date"). Stockholders whose shares are owned of record by brokers and other nominees should follow the voting instructions provided by their broker or other nominee.

     As of the record date, there were 35,646,583 shares of Common Stock issued, outstanding and entitled to vote. Each such share of Common Stock is entitled to one vote on each matter to be voted upon.

HOW DO I VOTE?

     Stockholders can vote by submitting proxies or by voting in person at the meeting.

     VOTING BY PROXY. Proxies will be voted in accordance with each stockholder's instructions. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the meeting.

     VOTING IN PERSON. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot which will be available at the meeting.

WHAT CONSTITUTES A QUORUM?

     In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of Common Stock issued and outstanding as of the record date.

     Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists.

     If a quorum is not present, it is expected that the meeting will be adjourned until a quorum is obtained.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required to approve the matters to be voted on at the meeting.

HOW ARE VOTES COUNTED?

     Shares which (i) abstain from voting as to a particular matter or (ii) are held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote as to a particular matter ("broker non-votes") will not be voted in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting on the matters to be voted on at the meeting.

ARE THERE OTHER MATTERS TO BE VOTED ON AT THE MEETING?

     The Board of Directors does not know of any other matters which may come before the meeting. If any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment.

--------------------------------------------------------------------------------

                       ITEM ONE -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST AGENDA ITEM TO BE VOTED ON IS THE ELECTION OF THREE CLASS III DIRECTORS. THE BOARD HAS NOMINATED THREE PEOPLE, EACH OF WHOM IS CURRENTLY SERVING AS A CLASS III DIRECTOR OF THE COMPANY, AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" SUCH NOMINEES.
================================================================================

     Under the Company's Restated Certificate of Incorporation and By-laws, the Board of Directors is divided into three classes, with one class being elected each year and members of each class holding office for three-year terms. The Board of Directors currently consists of seven directors, one of whom is a Class I Director (with a term expiring at the 2000 Annual Meeting), three of whom are Class II Directors (with terms expiring at the 2001 Annual Meeting) and three of whom are Class III Directors (with terms expiring at the 1999 Annual Meeting).

     A vacancy exists for a Class I Director. In accordance with the Company's Restated Certificate of Incorporation and By-laws, this vacancy may be filled prior to the Company's Annual Meeting of Stockholders in 2000 only by a majority vote of the remaining directors.

     The persons named in the enclosed proxy will vote to elect as directors Mark J. Levin, Joshua Boger, Ph.D. and A. Grant Heidrich, III, the three nominees listed below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. If a stockholder returns a proxy without contrary instructions, the persons named as proxies will vote to elect as directors Mr. Levin, Dr. Boger and Mr. Heidrich. Messrs. Levin and Heidrich and Dr. Boger will be elected to hold office until the 2002 Annual Meeting of Stockholders and until their successors are duly elected and qualified. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors.

     There are no family relationships between or among any officers or directors of the Company.

     Set forth below are the name and age of each member of the Board of Directors (including the nominees for election as Class III Directors), and the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director, directly or indirectly, as of January 31, 1999, appears under the heading "Stock Ownership of Certain Beneficial Owners and Management."

--------------------------------------------------------------------------------

NOMINEES FOR CLASS III DIRECTOR -- TERMS TO EXPIRE IN 2002
--------------------------------------------------------------------------------

     MARK J. LEVIN, age 48, has served as a director since 1993, Chairman of the Board of Directors since March 1996 and Chief Executive Officer of the Company since November 1994. From 1987 to 1994, Mr. Levin was a partner at Mayfield Fund ("Mayfield"), a venture capital firm, and co-director of its Life Science Group. While employed with Mayfield, Mr. Levin was the founding Chief Executive Officer of several biotechnology and biomedical companies, including Cell Genesys Inc., CytoTherapeutics Inc., Tularik Inc. and Focal, Inc. Mr. Levin holds an M.S. in Chemical and Biomedical Engineering from Washington University. Mr. Levin also serves on the Board of Directors of CytoTherapeutics Inc. and Focal, Inc.

     JOSHUA BOGER, PH.D., age 40, has served as a director of the Company since 1995. Dr. Boger has been the President and Chief Executive Officer of Vertex Pharmaceuticals Incorporated ("Vertex"), a biopharmaceutical company, from 1992 to the present, and served as President and Chief Scientific Officer of Vertex from 1989 to 1992. Dr. Boger received M.A. and Ph.D. degrees in Chemistry from Harvard University. He is also Chairman of the Board of Directors of Vertex.

     A. GRANT HEIDRICH, III, age 46, has served as a director since 1993. Mr. Heidrich has served as a general partner of Mayfield since 1983. Mr. Heidrich received his M.B.A. from Columbia University Graduate School of Business. Mr. Heidrich also serves on the Board of Directors of Vivus, Inc. and several private companies.

--------------------------------------------------------------------------------

CLASS I DIRECTOR -- TERM TO EXPIRE IN 2000
--------------------------------------------------------------------------------

     WILLIAM W. HELMAN, age 40, has served as a director since 1993. Mr. Helman has served as a general partner of Greylock, a venture capital firm, since 1987. Mr. Helman received his M.B.A. from Harvard Business School. Mr. Helman also serves on the Board of Directors of Vertex and several private companies.

--------------------------------------------------------------------------------

CLASS II DIRECTOR -- TERMS TO EXPIRE IN 2001
--------------------------------------------------------------------------------

     EUGENE CORDES, PH.D., age 63, has served as a director since 1995. Dr. Cordes has been a Professor of Pharmacy and Chemistry, University of Michigan in Ann Arbor since September 1996. From 1988 to October 1995, Dr. Cordes served as the Vice President of Sterling Winthrop, Inc., a pharmaceutical company, and as President of the Pharmaceuticals Research Division.

     RAJU S. KUCHERLAPATI, PH.D., age 56, has served as a director since 1993. Dr. Kucherlapati is a founder of the Company. Since 1989, Dr. Kucherlapati has served as the Lola and Saul Kramer Professor and Chairman of the Department of Molecular Genetics at the Albert Einstein College of Medicine. He received his M.S. in Biology from Andhra University (India) and his Ph.D. in Genetics from the University of Illinois, Urbana. Dr. Kucherlapati also was a founder of, and serves on the Board of Directors of, Cell Genesys Inc., a biotechnology company.

     ERIC S. LANDER, PH.D., age 42, has served as a director since 1993. Dr. Lander is a founder of the Company. From 1993 to the present, Dr. Lander has served as Director of the Whitehead/MIT Center for Genome Research and as a member of the Whitehead Institute for Biomedical Research. From 1989 to the present, Dr. Lander has also held the positions of Associate Professor and Professor in the Department of Biology at the Massachusetts Institute of Technology. Dr. Lander received his Ph.D. in Mathematics from Oxford University, which he attended as a Rhodes Scholar.

--------------------------------------------------------------------------------

STOCK OWNERSHIP INFORMATION
--------------------------------------------------------------------------------

OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information, as of January 31, 1999 or such later date as is noted, with respect to the beneficial ownership of (i) the Company's Common Stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; and (ii) the Company's Common Stock, the capital stock of Millennium BioTherapeutics, Inc., a privately-held, majority-owned subsidiary of the Company ("MBio"), and the capital stock of Millennium Predictive Medicine, Inc., a privately-held, majority-owned subsidiary of the Company ("MPMx") by (A) each director and nominee for director; (B) each executive officer named in the Summary Compensation Table under the heading "Executive Compensation" below and (C) all directors and executive officers of the Company as a group.

     On January 21, 1999, Millennium Information, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("MInfo") was merged into MPMx, with MPMx being the surviving corporation. In connection with such merger, each outstanding share of capital stock of MInfo was converted into one share of capital stock of MPMx. The information set forth in the following table is presented on a post-merger basis.

     Under the rules of the Securities and Exchange Commission (the "Commission"), beneficial ownership includes any shares as to which the individual has sole or shared voting or investment power and also any shares which the individual has the right to acquire within 60 days after January 31, 1999 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

     The directors and officers of the Company disclaim beneficial ownership of the shares of capital stock of MBio and MPMx which are owned by the Company.

                                          SHARES OF     PERCENTAGE     SHARES OF       SHARES OF
                                          MILLENNIUM        OF            MBIO           MPMX
                                            COMMON      MILLENNIUM      CAPITAL         CAPITAL
                                            STOCK         COMMON         STOCK           STOCK
                                         BENEFICIALLY      STOCK      BENEFICIALLY   BENEFICIALLY
           NAME AND ADDRESS                 OWNED       OUTSTANDING     OWNED(1)       OWNED(2)
           ----------------              ------------   -----------   ------------   ------------
Bayer AG(3)............................   4,957,660       14.07%            N/A             N/A
  D51368 Leverkusen
  Federal Republic of Germany
T. Rowe Price Associates, Inc(4).......   1,794,537        5.09%            N/A             N/A
  100 E. Pratt Street
  Baltimore, MD 21202
Mark J. Levin(5).......................   1,024,301         2.9%         25,000          25,000
Joshua Boger, Ph.D.(6).................      44,792          *            2,000           2,000
Eugene Cordes, Ph.D.(7)................      44,792          *            2,000           4,000
A. Grant Heidrich, III(8)..............     100,611          *            2,000           2,000
William W. Helman(9)...................      46,064          *            2,000           2,000
Raju S. Kucherlapati, Ph.D.(10)........     340,046         1.0%          2,000          19,500
Eric S. Lander, Ph.D.(11)..............      16,667          *            2,000          22,000
Steven H. Holtzman(12).................     309,673          *           25,000          40,500
Frank D. Lee, Ph.D.(13)................     381,253         1.1%         22,250          11,000
Michael R. Pavia, Ph.D.(14)............      60,047          *            1,000          13,500
Kevin P. Starr(15).....................       3,750          *           90,000           3,000
All directors and executive officers as
  a group (11 persons)(16).............   2,371,996        6.73%        175,250         144,500

---------------

  * Represents holdings of less than one percent.

 (1) Shares of capital stock of MBio beneficially owned by the named officer or director and by all officers and directors as a group represent shares issuable to such officer or director within 60 days of January 31, 1999 upon exercise of outstanding stock options. As of January 31, 1999, no director or executive officer of the Company beneficially owned more than 1% of the MBio capital stock outstanding; all directors and executive officers as a group beneficially owned 1.5% of the total MBio capital stock outstanding as of such date.

 (2) Shares of capital stock of MPMx beneficially owned by the named officer or director and by all officers and directors as a group represent shares issuable to such officer or director within 60 days of January 31, 1999 upon exercise of outstanding stock options. As of January 31, 1999, no director or executive officer of the Company beneficially owned more than 1% of the MPMx capital stock outstanding; all directors and executive officers as a group beneficially owned 1.4% of the total MPMx capital stock outstanding as of such date.

 (3) Represents shares held by Bayer AG as reported in a Schedule 13D filed with the Securities and Exchange Commission on November 18, 1998.

 (4) Represents shares held by T. Rowe Price Associates, Inc. (i) in its capacity as investment advisor to its clients and (ii) through any one of the T. Rowe Price Funds, as reported in a Schedule 13G filed with the Securities and Exchange Commission on February 12, 1999. According to such report, T. Rowe Price Associates, Inc. holds sole voting power with respect to 410,399 shares held and sole dispositive power with respect to all shares held.

 (5) Includes 79,979 shares of Common Stock of the Company issuable to Mr. Levin within 60 days of January 31, 1999 upon exercise of stock options.

 (6) The shares of capital stock shown for each of MBio and MPMx represent shares of capital stock of the applicable company issuable to Dr. Boger within 60 days of January 31, 1999 upon exercise of stock options granted to him by the applicable company.

 (7) Represents shares of Common Stock of the Company, and shares of capital stock of MBio and MPMx, respectively.

 (8) Shares of Millennium Common Stock beneficially owned includes 68,912 shares beneficially owned by the A. Grant Heidrich and Jeanette Yvonne Heidrich Trust and 14,167 shares issuable to Mr. Heidrich within 60 days of January 31, 1999 upon exercise of stock options granted to him by the Company. Shares of MPMx capital stock beneficially owned by Mr. Heidrich represent shares issuable to Mr. Heidrich within 60 days of January 31, 1999 upon exercise of stock options granted to him by MPMx.

 (9) Shares of Millennium Common Stock beneficially owned includes 14,167 shares issuable to Mr. Helman within 60 days of January 31, 1999 upon exercise of stock options granted to him by the Company. Shares of MBio and MPMx capital stock beneficially owned by Mr. Helman represent shares issuable to Mr. Helman within 60 days of January 31, 1999 upon exercise of stock options granted to him by MBio or MPMx, as the case may be.

(10) Shares of Millennium Common Stock beneficially owned includes 115,834 shares issuable to Dr. Kucherlapati within 60 days of January 31, 1999 upon exercise of stock options granted to him by the Company. Shares of MBio and MPMx capital stock beneficially owned by Dr. Kucherlapati represent shares issuable to Dr. Kucherlapati within 60 days of January 31, 1999 upon exercise of stock options granted to him by MBio or MPMx, as the case may be.

(11) Shares of Millennium Common Stock beneficially owned represents 14,167 shares issuable to Dr. Lander within 60 days of January 31, 1999 upon exercise of stock options granted to him by the Company and 2,500 shares beneficially owned by the Lander Family Charitable Trust for which Dr. Lander disclaims beneficial ownership. Shares of MBio and MPMx capital stock beneficially owned by Dr. Lander represent shares issuable to Dr. Lander within 60 days of January 31, 1999 upon exercise of stock options granted to him by MBio or MPMx, as the case may be.

(12) Shares of Millennium Common Stock beneficially owned includes 62,923 shares of Common Stock of the Company issuable to Mr. Holtzman within 60 days of January 31, 1999 upon exercise of stock options.

(13) Shares of Millennium Common Stock beneficially owned includes 44,653 shares of Common Stock of the Company issuable to Dr. Lee within 60 days of January 31, 1999 upon exercise of stock options.

(14) Shares of Millennium Common Stock beneficially owned includes 60,047 shares of Common Stock of the Company issuable to Dr. Pavia within 60 days of January 31, 1999 upon exercise of stock options.

(15) Shares of Millennium Common Stock beneficially owned includes 3,750 shares of Common Stock of the Company issuable to Mr. Starr within 60 days of January 31, 1999 upon exercise of stock options.

(16) Shares of Common Stock of Millennium owned by all directors and executive officers as a group includes 499,109 shares issuable upon exercise of stock options granted by the Company to all directors and executive officers as a group which are exercisable within 60 days of January 31, 1999. Shares of capital stock of MBio and MPMx owned by all directors and executive officers as a group includes 8,000 shares and 47,500 shares, respectively, issuable upon exercise of stock options granted by MBio or MPMx, as the case may be, to all directors and executive officers as a group which are exercisable within 60 days of January 31, 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person with respect to the Company.

     Based solely on its review of copies of reports filed by reporting persons pursuant to Section 16(a) of the Exchange Act or written representations from certain reporting persons that no Form 5 filing was required for such persons, the Company believes that during fiscal 1998 all filings required to be made by reporting persons were timely made in accordance with the requirements of the Exchange Act, other than a filing by Mr. Holtzman disclosing the grant of a stock option, a filing by Dr. Lee disclosing the grant of a stock option and a filing by Dr. Pavia disclosing the grant of a stock option.

--------------------------------------------------------------------------------

CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

BOARD COMMITTEES

     AUDIT COMMITTEE. The Company has a standing Audit Committee of the Board of Directors, which provides the opportunity for direct contact between the Company's independent auditors and the Board. The Audit Committee has responsibility for recommending the appointment of the Company's independent auditors, reviewing the scope and results of audits and reviewing the Company's internal accounting control policies and procedures. The Audit Committee held two meetings in 1998. The members of the Audit Committee are Mr. Helman and Dr. Lander.

     COMPENSATION COMMITTEE. The Company also has a standing Compensation Committee of the Board of Directors, which makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company, establishes and approves salaries and incentive compensation for certain senior officers and employees and administers and grants stock options pursuant to the Company's stock option plans. The Compensation Committee held four meetings during 1998. The members of the Compensation Committee are Mr. Heidrich, and Drs. Kucherlapati and Boger. See "Report of the Compensation Committee" below.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. No member of the Compensation Committee was at any time during 1998, or formerly, an officer or employee of the Company or any subsidiary of the Company. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

     Dr. Kucherlapati serves as a consultant to the Company under the terms of an agreement with the Company, and pursuant to such agreement is entitled to receive compensation equal to $23,750 per quarter, based upon two days per month of service. Pursuant to the agreement, Dr. Kucherlapati received $95,000 from the Company in 1998.

     Mr. Levin, the Chief Executive Officer and Chairman of the Board of Directors of the Company, serves as a member of the Compensation Committee of MBio and MPMx.

     The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full Board of Directors.

BOARD MEETINGS AND ATTENDANCE

     The Board of Directors held eleven meetings during 1998. Each director attended at least 75% of the total number of meetings of the Board of Directors and all committees of the Board on which he served.

--------------------------------------------------------------------------------

DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

     The Company's non-employee directors (i) receive an annual retainer of $10,000 for serving on the Board of Directors, (ii) receive $1,500 plus reasonable travel and out-of-pocket expenses for attendance at meetings of the Board of Directors and (iii) are entitled to participate in the Company's 1996 Director Option Plan (the "Director Plan"), as further described below.

     Under the terms of the Director Plan (i) options to purchase 20,000 shares of the Company's Common Stock were granted to each non-employee director serving as a director as of the closing of the Company's initial public offering on May 10, 1996 (the "Existing Director Options"), except directors who received stock option grants in the 12 months preceding the closing of the offering (the "Pre-Offering Director Options") and (ii) options to purchase 30,000 shares of the Company's Common Stock (the "New Director Options") are granted to each person who first becomes an eligible non-employee director after May 10, 1996, the closing date of the Company's initial public offering, effective as of the date of election to the Board of Directors. The Existing Director Options and New Director Options vest on a monthly basis in 48 equal installments, commencing on the 30th day after the date of grant. Each Existing Director Option and New Director Option terminates on the earlier of (i) ten years after the date of grant or (ii) the date 60 days after the optionee ceases to serve as a director (or 180 days, if service ends due to death or disability). Each eligible director will be granted an additional option to purchase 20,000 shares of the Company's Common Stock as of the date that such director's Existing Director Options, Pre-Offering Director Options, or New Director Options have fully vested, and on each four-year anniversary thereof. The exercisability of these options will be accelerated upon the occurrence of a change in control (as defined in the Director Plan). A total of 250,000 shares of the Company's Common Stock may be issued upon the exercise of stock options granted under the Director Plan. The exercise price of options granted under the Director Plan is equal to the closing price of the Company's Common Stock on the Nasdaq National Market on the date of grant.

     On April 6, 1998, the Board of Directors of MInfo made the following grants of options to purchase shares of Class B Common Stock of MInfo: Dr.
Lander -- 20,000 and 2,000 shares; and Drs. Boger, Cordes and Kucherlapati and Messrs. Helman and Heidrich -- 2,000 shares each. Such options were exercisable at a price of $0.05 per share, being the fair market value of the common stock of MInfo, as determined by its Board of Directors on the date of grant of the options. The options vest with respect to one forty-eighth (1/48) of the total number of shares subject to the option at the end of each month after the date of grant, subject to each individual's continued relationship with MPMx. In connection with the merger of MInfo into MPMx on January 21, 1999, all options to purchase shares of common stock of MInfo, except for those granted to Dr. Cordes, were terminated and an equivalent option was substituted therefor to purchase that number of shares of common stock of MPMx as is equal to the number of shares of common stock of MInfo that had been subject to such cancelled options. Dr. Cordes had exercised his options prior to the consummation of the merger of MInfo into MPMx, and his 2,000 shares of the Class B Common Stock of MInfo were accordingly exchanged and converted into 2,000 shares of the Class B Common Stock of MPMx.

--------------------------------------------------------------------------------

COMPENSATION OF EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

SUMMARY COMPENSATION

     The following table sets forth certain information with respect to the annual and long-term compensation for the last three fiscal years of the Company's Chief Executive Officer and the Company's four other executive officers whose total annual salary and bonus for 1998 exceeded $100,000 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                                                   COMPENSATION
                                      ANNUAL COMPENSATION             AWARDS
                                   --------------------------   -------------------
                                                                    SECURITIES
                                                                UNDERLYING OPTIONS     ALL OTHER
         NAME AND                   SALARY     OTHER ANNUAL      NO. OF SHARES AND    COMPENSATION
    PRINCIPAL POSITION      YEAR     ($)      COMPENSATION($)      COMPANY(#)(1)          ($)
    ------------------      ----   --------   ---------------   -------------------   ------------
Mark J. Levin.............  1998   $400,265       $83,018(2)    100,000 MPI(3)           $5,943(4)
  Chief Executive Officer                                          25,000 MInfo
                            1997    364,864        83,018(2)       25,000 MBio            7,354(5)
                                                                   25,000 MPMx
                            1996    324,354        83,018(2)      100,000 MPI               870(6)
Steven H. Holtzman........  1998   $312,965            --       29,880 MPI               $4,476(7)
  Chief Business Officer                                           15,500 MInfo
                            1997    277,025            --          40,500 MPI             4,081(8)
                                                                   25,000 MBio
                                                                   25,000 MPMx
                            1996    264,333            --         105,475 MPI               975(6)
Frank D. Lee..............  1998   $281,692            --       15,640 MPI               $4,082(9)
  Chief Technology                                                  3,500 MBio
  Officer                                                           8,000 MInfo
                            1997    264,252            --          27,000 MPI             4,752(10)
                                                                   18,750 MBio
                                                                    3,000 MPMx
                            1996    245,498            --          44,600 MPI             1,622(6)
Michael R. Pavia(11)......  1998   $230,291            --       14,020 MPI               $3,925(12)
  Chief Technology                                                 10,500 MInfo
  Officer                   1997     74,728            --         150,000 MPI               272(6)
                                                                    1,000 MBio
                                                                    3,000 MPMx
Kevin P. Starr(13)........  1998    160,258            --       60,000 MPI                2,869(14)
  Chief Financial Officer                                          90,000 MBio

------------------------

 (1) In addition to receiving options to purchase shares of Common Stock of the Company (designated in the table as MPI), the Named Executive Officers were granted options in 1998 to purchase shares of common stock of MBio, MPMx and/or MInfo as part of each subsidiary's stock option program. In connection with the merger of MInfo and MPMx on January 21, 1999, all options to purchase shares of common stock of MInfo were terminated and an equivalent option was substituted for the same number of shares of common stock of MPMx.

 (2) Represents amounts attributable to the forgiveness of a loan.

 (3) In January 1998, the Board of Directors of the Company granted to Mr. Levin an option to purchase 100,000 shares of Common Stock of the Company in consideration of his fiscal 1997 performance as Chief Executive Officer.

 (4) Of which (i) $2,613 represents term life insurance premiums paid by the Company on behalf of the Named Executive Officer and (ii) $3,330 represents the dollar value of shares of the Company's Common Stock contributed by the Company on behalf of the Named Executive Officer pursuant to the Company's 401(k) Plan.

 (5) Of which (i) $1,566 represents term life insurance premiums paid by the Company on behalf of the Named Executive Officer, (ii) $3,186 represents the dollar value of shares of the Company's Common Stock contributed by the Company on behalf of the Named Executive Officer pursuant to the Company's 401(k) Plan and (iii) $2,602 represents the amount of compensation attributable to the gain on the same-day sale of shares of the Company's Common Stock by the Named Executive Officer pursuant to the Company's 1996 Employee Stock Purchase Plan.

 (6) Consists of term-life insurance premiums paid by the Company on behalf of the Named Executive Officer.

 (7) Of which $1,134 represents term life insurance premiums paid by the Company on behalf of the Named Executive Officer and $3,342 represents the dollar value of shares of the Company's Common Stock contributed by the Company to the Named Executive Officer pursuant to the Company's 401(k) Plan.

 (8) Of which $918 represents term life insurance premiums paid by the Company on behalf of the Named Executive Officer and $3,163 represents the dollar value of shares of the Company's Common Stock contributed by the Company to the Named Executive Officer pursuant to the Company's 401(k) Plan.

 (9) Of which $1,812 represents term life insurance premiums paid by the Company on behalf of the Named Executive Officer and $2,270 represents the dollar value of shares of the Company's Common Stock contributed by the Company to the Named Executive Officer pursuant to the Company's 401(k) Plan.

(10) Of which $1,566 represents term life insurance premiums paid by the Company on behalf of the Named Executive Officer and $3,186 represents the dollar value of shares of the Company's Common Stock contributed by the Company to the Named Executive Officer pursuant to the Company's 401(k) Plan.

(11) Dr. Pavia joined the Company in July 1997.

(12) Of which $846 represents term life insurance premiums paid by the Company on behalf of the Named Executive Officer and $3,079 represents the dollar value of shares of the Company's

     Common Stock contributed by the Company to the Named Executive Officer pursuant to the Company's 401(k) Plan.

(13) Mr. Starr joined MBio as its Vice President, Finance in March 1998 and became Chief Financial Officer of the Company in December 1998.

(14) Of which $319 represents term life insurance premiums paid by the Company on behalf of the Named Executive Officer and $2,550 represents the dollar value of shares of the Company's Common Stock contributed by the Company to the Named Executive Officer pursuant to the Company's 401(k) Plan.

OPTION GRANTS, EXERCISES AND YEAR-END VALUES

     The following table sets forth certain information regarding options granted during the year ended December 31, 1998 by the Company, MBio, MPMx and/or MInfo to the Named Executive Officers.

OPTION GRANTS TABLE

                                        INDIVIDUAL GRANTS
                       ----------------------------------------------------    POTENTIAL REALIZABLE
                                        PERCENT OF                               VALUE AT ASSUMED
                                           TOTAL                                  ANNUAL RATES OF
                         NUMBER OF        OPTIONS                                   STOCK PRICE
                        SECURITIES      GRANTED TO    EXERCISE                   APPRECIATION FOR
                        UNDERLYING       EMPLOYEES    OR BASE                     OPTION TERM(2)
                          OPTIONS        IN FISCAL     PRICE     EXPIRATION   -----------------------
        NAME           GRANTED(1)(#)       YEAR        ($/SH)       DATE        5%($)        10%($)
        ----           -------------    -----------   --------   ----------   ----------   ----------
Mark J. Levin........  100,000 MPI(3)       5.4%     $19.625      1/21/08    $1,234,206   $3,127,720
                        25,000 MInfo(4)     4.2%       $0.05      4/06/08           786        1,992
Steven H. Holtzman...   29,880 MPI(3)       1.6%     $18.875      4/22/08      $354,687     $898,847
                        15,500 MInfo(4)     2.6%       $0.05      4/06/08           487        1,235
Frank D. Lee.........   15,640 MPI(3)        *       $18.875      4/22/08      $185,653     $470,481
                         3,500 MBio(4)       *         $0.90      5/21/08         1,981        5,020
                         8,000 MInfo(4)     1.4%       $0.05      6/11/08           252          637
Michael R. Pavia.....   14,020 MPI(3)        *       $18.875      4/22/08      $166,423     $421,748
                        10,500 MInfo(4)     1.8%      $ 0.05      4/06/08           330          837
Kevin P. Starr.......   60,000 MPI(3)       3.2%      $22.00     12/17/08      $830,141   $2,103,740
                        90,000 MBio(4)     11.6%       $0.90      3/17/08        50,940      129,093

------------------------

 * Represents less than one percent of total options granted to employees in fiscal year.

(1) Options have been granted during the fiscal year to the Named Executive Officers to purchase Common Stock of the Company (designated in the table as MPI), as well as common stock of MBio, MPMx and/or MInfo. In connection with the merger of MInfo into MPMx on January 21, 1999, all options to purchase shares of common stock of MInfo were terminated and an equivalent option was substituted for the same number of shares of common stock of MPMx.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. This table does not take into account any appreciation in the price of the Common Stock to date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date at which the options are exercised.

(3) One forty-eighth of the total number of shares subject to each option are exercisable at the end of the first month after the date of grant and an additional one forty-eighth of the total number of shares subject to each option will be exercisable at the end of each month thereafter until all of such shares are exercisable.

(4) One forty-eighth of the total number of shares subject to the option are exercisable at the end of the first month after the date of grant and an additional one forty-eighth of the total number of shares subject to the option will be exercisable at the end of each month thereafter until all of such shares are exercisable; provided, however, that at the election of the Named Executive Officer, all of such shares may be immediately exercisable, in which event the portion of the shares of Common Stock issued upon exercise corresponding to the vesting schedule for the original option shall be subject to repurchase by the Company.

OPTION EXERCISES AND YEAR-END VALUES

     The following table sets forth certain information regarding stock options of the Company, MBio, MPMx and MInfo which were exercised during the year ended December 31, 1998 and stock options of the Company, MBio, MPMx and MInfo which were held as of December 31, 1998 by the Named Executive Officers.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

                                                        NUMBER OF SECURITIES
                                                             UNDERLYING
                                   SHARES                UNEXERCISED OPTIONS    VALUE OF UNEXERCISED IN-
                                  ACQUIRED               AT FISCAL YEAR-END       THE-MONEY OPTIONS AT
                                     ON       VALUE              (#)               FISCAL YEAR-END($)
                                  EXERCISE   REALIZED       EXERCISABLE/              EXERCISABLE/
         NAME           COMPANY     (1)        (2)          UNEXERCISABLE          UNEXERCISABLE(2)(3)
         ----           -------   --------   --------   ---------------------   -------------------------
Mark J. Levin.........  MPI         --        $--          68,644/131,356          $585,275/  $977,225
                         MBio      25,000          0            0/      0                0/          0
                         MPMx       --         --          25,000/      0                0/          0
                         MInfo      --         --          25,000/      0                0/          0
Steven H. Holtzman....  MPI         --        $--          54,776/ 66,454          $747,677/  $717,154
                         MBio      25,000          0            0/      0                0/          0
                         MPMx      25,000          0            0/      0                0/          0
                         MInfo     15,500          0            0/      0                0/          0
Frank D. Lee..........  MPI         --        $--          38,928/ 47,462          $393,746/  $456,828
                         MBio      22,250          0            0/      0                0/          0
                         MPMx       3,000          0            0/      0                0/          0
                         MInfo      8,000          0            0/      0                0/          0

                                                        NUMBER OF SECURITIES
                                                             UNDERLYING
                                   SHARES                UNEXERCISED OPTIONS    VALUE OF UNEXERCISED IN-
                                  ACQUIRED               AT FISCAL YEAR-END       THE-MONEY OPTIONS AT
                                     ON       VALUE              (#)               FISCAL YEAR-END($)
                                  EXERCISE   REALIZED       EXERCISABLE/              EXERCISABLE/
         NAME           COMPANY     (1)        (2)          UNEXERCISABLE          UNEXERCISABLE(2)(3)
         ----           -------   --------   --------   ---------------------   -------------------------
Michael R. Pavia......  MPI         --        $--          49,504/114,516          $592,622/$1,343,018
                         MBio       1,000          0            0/      0                0/          0
                         MPMx       3,000          0            0/      0                0/          0
                         MInfo     10,500          0            0/      0                0/          0
Kevin P. Starr........  MPI         --        $--               0/ 60,000          $       0/$ 232,500
                         MBio      90,000          0            0/      0                0/          0

---------------

(1) Shares of capital stock acquired upon exercise of stock options of MBio, MPMx and MInfo represent shares of restricted stock acquired upon exercise of stock options of the respective company which are subject to repurchase by such company.

(2) No public market exists for the shares of MBio, MPMx or MInfo capital stock. Accordingly, no value in excess of the exercise price has been attributed to these options.

(3) Value of unexercised in-the-money options to purchase shares of MPI Common Stock is based on the closing sales price of the Company's Common Stock on December 31, 1998 ($25.58), the last trading day of the Company's 1998 fiscal year, less the applicable option exercise price.

EMPLOYMENT AGREEMENTS

     In November 1994, the Company entered into an employment agreement with Mr. Levin, the Chief Executive Officer of the Company. The agreement provides for an initial annual salary of $300,000. In addition, Mr. Levin was granted an option to purchase 533,364 shares of the Company's Common Stock at an exercise price of $0.30 per share. The option was exercised in November 1995. The shares issued upon exercise of the option are subject to repurchase by the Company and are released from such repurchase option at a rate of one forty-eighth of such shares per month. In connection with the grant of the option, the Company agreed to loan Mr. Levin up to $266,681, the net after tax purchase price for the options. The loan bears interest at a rate of 7% per annum and is secured by a pledge of the shares of Common Stock issued upon exercise of the option. The Company has agreed to forgive one forty-eighth of the principal plus accrued interest of the loan monthly beginning on December 31, 1995, subject to Mr. Levin's continued employment. In the event of Mr. Levin's termination either voluntarily or by the Company without cause, the unforgiven principal of the loan will be due on the first to occur of (i) the first anniversary of such termination, (ii) the first date upon which the fair market value of freely tradeable securities held by Mr. Levin exceeds $1,000,000 or (iii) the date upon which Mr. Levin receives cash or freely tradeable securities having a value of at least $1,000,000 in an acquisition of the Company.

     In April 1994, the Company entered into an employment agreement with Mr. Holtzman, the Chief Business Officer of the Company. Mr. Holtzman's employment with the Company is at-will and may be terminated by the Company at any time with or without cause. In the event his employment is terminated without Justifiable Cause (as defined) then, subject to certain conditions, the Company will be obligated to pay Mr. Holtzman a severance payment equal to twelve months' salary.

     In June 1994, the Company entered into an employment agreement with Dr. Lee, the Chief Research Technology Officer of the Company. Dr. Lee's employment with the Company is at-will and may be terminated by the Company at any time with or without cause. In the event his employment is terminated without Justifiable Cause (as defined) then, subject to certain conditions, the Company will be obligated to pay Dr. Lee a severance payment equal to twelve months' salary.

     In July 1997, the Company entered into an employment agreement with Dr. Pavia, the Chief Technology Officer of the Company. Dr. Pavia's employment with the Company is at-will and may be terminated by the Company at any time with or without cause. In the event his employment is terminated without Justifiable Cause (as defined) then, subject to certain conditions, the Company will be obligated to pay Dr. Pavia a severance payment equal to twelve months' salary.

--------------------------------------------------------------------------------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     In January 1993, the Company entered into an agreement for consulting services with Dr. Lander, a director of the Company. Pursuant to the agreement, Dr. Lander is compensated at the rate of $2,375 (plus travel and other appropriate expenses) per day of consulting services, not to exceed the equivalent of 40 full days per year. Pursuant to this agreement, Dr. Lander received $95,000 in 1998.

     In April 1997, the Company entered into a corporate consortium to fund a five-year research program in functional genomics at the Whitehead Institute for Biomedical Research ("Whitehead"). Dr. Lander, a director of the Company, is a Research Program Director of Whitehead. In 1998, the Company paid $2,500,000 to Whitehead in connection with this consortium.

     In September 1998, the Company formed a strategic alliance with Bayer AG. Pursuant to the terms of the strategic alliance agreement, in November 1998, Bayer made an equity investment of $96.6 million in exchange for 4,957,660 shares of Common Stock of the Company. In addition, Bayer paid the Company $33.4 million as an up-front license fee. Future payments provided for under the strategic alliance agreement include $219 million of ongoing license and research program funding as well as up to $116 million of performance payments, assuming certain milestones are achieved.

     In May 1998, MBio loaned $80,910 to Kevin Starr to purchase 90,000 shares of Common Stock of MBio pursuant to the early exercise program under MBio's 1997 Equity Incentive plan. The largest amount of indebtedness outstanding under the loan was $80,910, and as of February 28, 1999, the indebtedness outstanding under the loan was $80,910. This loan is evidenced by a promissory note which bears interest at the rate of 7.3% per annum and is secured by a security interest in the 90,000 shares of MBio Common Stock purchased by Mr. Starr.

     For a description of the consulting agreement between the Company and Dr. Kucherlapati, a director of the Company, see "Compensation Committee Interlocks and Insider Participation."

     For a description of certain indebtedness to the Company of Mr. Levin, Chief Executive Officer and Chairman of the Board of Directors of the Company, see "Employment Agreements."
--------------------------------------------------------------------------------

STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The Company's Common Stock has been listed for trading on the Nasdaq National Market under the symbol MLNM since May 6, 1996.

     The following graph compares the cumulative stockholder return on the Common Stock of the Company for the period from May 6, 1996, the date of the Company's initial public offering, through December 31, 1998 with the cumulative total return on (i) the Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Total Return Index") and (ii) the Nasdaq Pharmaceutical Stock Index (the "Nasdaq Pharmaceutical Index").

     This graph assumes the investment of $100 on May 6, 1996 in the Company's Common Stock (at the initial public offering price) and each of the indices listed above, and assumes dividends are reinvested. Measurement points are on May 6, 1996 and the last trading days of the years ended December 31, 1996, December 31, 1997 and December 31, 1998.

                                                       MILLENNIUM                                         NASDAQ PHARMACEUTICAL
                                                  PHARMACEUTICALS, INC.     NASDAQ TOTAL RETURN INDEX          STOCK INDEX
                                                  ---------------------     -------------------------     ---------------------
5/6/96                                                   100.00                      100.00                      100.00
12/31/96                                                 144.79                      108.81                       93.99
12/31/97                                                 158.33                      133.50                       97.05
12/31/98                                                 215.63                      187.66                      124.24

--------------------------------------------------------------------------------

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     The Compensation Committee of the Company is currently comprised of three non-employee directors, Mr. Heidrich and Drs. Kucherlapati and Boger. The Compensation Committee:

     - approves the Company's rewards strategy and programs;

     - makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company;

     - establishes and approves salaries and incentive compensation for certain senior officers and employees; and

     - administers and grants stock options pursuant to the Company's stock option plans.

     In addition, the Boards of Directors (and/or Compensation Committees of the Boards of Directors) of MBio, MPMx and MInfo have granted stock options to employees of the Company pursuant to their respective stock option plans.

     The Company's executive compensation program is designed to provide incentives to the Company's executive officers and, thereby, to promote achievement of the Company's business goals and shareholder returns. Executive compensation consists of a combination of base salary, stock incentives and employee benefits. The Compensation Committee considers stock incentives to be a critical component of an executive's compensation package in order to help align executive interests with stockholder interests.

COMPENSATION PHILOSOPHY

     The objectives of the executive compensation program are to align compensation with business objectives and individual performance, and to enable the Company to attract, retain and reward executive officers who are expected to contribute to the long-term success of the Company. The Company's executive compensation philosophy is based on the principles of competitive and fair compensation and sustained performance.

     - COMPETITIVE AND FAIR COMPENSATION

     The Company is committed to providing an executive compensation program that helps attract and retain highly qualified executives. To ensure that compensation is competitive, the Compensation Committee compares the Company's compensation practices with those of other companies in the industry and sets the Company's compensation guidelines based on this review. The Compensation Committee believes compensation for the Company's executive officers is within the range of compensation paid to executives with comparable qualifications, experience and responsibilities who are with companies that are in the same or similar business and of comparable size and success as the Company. The Compensation Committee also strives to achieve equitable relationships both among the compensation of individual officers and between the compensation of officers and other employees throughout the Company.

     - SUSTAINED PERFORMANCE

     Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic scientific and business plan goals are met, including such factors as timely delivery of validated targets to partners for screening, effective development of new programs for future alliances, continued innovation in the development of the Company's technologies, formation of new business alliances, and meeting stated financial objectives. Individual performance is evaluated by reviewing attainment of specified individual objectives and the degree to which teamwork and Company values are fostered.

     In evaluating each executive officer's performance, the Compensation Committee generally conforms to the following process:

     - Company and individual goals and objectives generally are set at the beginning of the performance cycle.

     - At the end of the performance cycle, the accomplishment of the executive's goals and objectives and his or her contributions to the Company are evaluated.

     - The executive's performance is then compared with peers within the Company and the results are communicated to the executive.

     - The comparative results, combined with comparative compensation practices of other companies in the industry, are then used to determine salary and stock compensation levels.

     Annual compensation for the Company's executives generally consists of two elements--salary and stock options.

     The salary for executives is generally set by reviewing compensation for competitive positions in the market and the historical compensation levels of the executives. Increases in annual salaries are based on actual corporate and individual performance against targeted performance and various subjective performance criteria. Targeted performance criteria vary for each executive based on his area of responsibility. Subjective performance criteria include an executive's ability to motivate others, develop the skills necessary to mature with the Company, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success. The Compensation Committee does not use a specific formula based on these targeted performance and subjective criteria, but instead makes an evaluation of each executive officer's contributions in light of all such criteria.

     Compensation at the executive officer level also includes the long-term incentives afforded by stock options. The Company's stock option program is designed to promote the identity of long-term interests between the Company's employees and its shareholders and assist in the retention of executives. In addition, the Board of Directors of MBio and MPMx have adopted a stock option program which will provide for the grant of stock options to, among others, the executive officers of the Company. The Compensation Committee of the Board of Directors believes that the award of stock options by subsidiaries of the Company will, among other things, create incentives for executive officers of the Company to contribute to the success of the entire organization through the ownership of equity.

     The size of option grants is generally intended to reflect the executive's position with the Company and his or her contributions to the Company, including his or her success in achieving the individual performance criteria described above. The Company's option program generally uses a four-year vesting period to encourage key employees to continue in the employ of the Company. All stock options granted to executive officers in 1998 under the Company's stock option plans, as well as the stock option plans of MBio, MPMx and MInfo, were granted at fair market value on the date of grant. During 1998, all current executive officers received options to purchase

     - an aggregate of 219,540 shares of Common Stock of the Company, at a weighted average exercise price of $20.071 per share;

     - an aggregate of 93,500 shares of common stock of MBio, at a weighted average exercise price of $0.90 per share; and

     - an aggregate of 59,000 shares of common stock of MInfo, at a weighted average exercise price of $0.05 per share.

     In connection with the merger of MInfo into MPMx on January 21, 1999, all options to purchase shares of common stock of MInfo were terminated and an equivalent option was substituted for the same number of shares of common stock of MPMx.

     Executive officers are also eligible to participate in the Company's 1996 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan is available to virtually all employees of the Company and generally permits participants to purchase shares at a discount of approximately 15% from the fair market value at the beginning or end of the applicable purchase period.

     COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code, of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1.0 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company generally intends to structure the stock options granted to its executive officers in a manner that complies with the statute to mitigate any disallowance of deductions under Section 162(m). However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments which may be in excess of the limit when the Compensation Committee believes such payment is appropriate, after taking into consideration changing business conditions or the officer's performance, and is in the best interests of the stockholders.

MR. LEVIN'S 1998 COMPENSATION

     Mr. Levin is eligible to participate in the same executive compensation plans available to the other executive officers of the Company. The Compensation Committee believes that Mr. Levin's annual compensation, including the portion of his compensation based upon the Company's merit-based stock option program, has been set at a level competitive with other companies in the industry.

     Mr. Levin's salary for 1998 increased to $400,265 from $364,864 in 1997. In January, 1998, Mr. Levin was granted a stock option to purchase 100,000 shares of the Company's Common Stock at an exercise price of $19.625 per share (the closing price of a share of the Company's Common Stock on the Nasdaq National Market on the date of grant) for services performed during the 1997 fiscal year.

     In determining Mr. Levin's 1998 compensation, including whether to grant stock options of the Company to Mr. Levin, the Compensation Committee considered Mr. Levin's overall compensation package relative to that of other chief executives in the Company's industry and past option grants as well as the effectiveness of Mr. Levin's leadership of the Company and the resulting success of the Company in the attainment of its goals. In addition, in 1998 Mr. Levin was granted stock options to purchase an aggregate of 25,000 shares of MInfo common stock at an exercise price of $0.05 per share (each of which represented the fair market value of the common stock of the respective company granting such option on the date of the grant). In connection with the merger of MInfo into MPMX on January 21, 1999, Mr. Levin's option to purchase 25,000 shares of MInfo common stock was terminated.

                                        COMPENSATION COMMITTEE

                                        A. Grant Heidrich, III
                                        Raju S. Kucherlapati, Ph.D.
                                        Joshua Boger, Ph.D.
--------------------------------------------------------------------------------

              ITEM TWO -- AMENDMENT OF 1996 EQUITY INCENTIVE PLAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE SECOND AGENDA ITEM TO BE VOTED ON IS THE AMENDMENT OF THE COMPANY'S 1996 EQUITY INCENTIVE PLAN. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT.
================================================================================

     The 1996 Equity Incentive Plan of the Company (the "1996 Incentive Plan") provides for the grant of incentive stock options, nonstatutory stock options and awards of restricted stock ("Awards"). The 1996 Incentive Plan covers 4,100,000 shares of Common Stock of the Company.

     In March 1999, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1996 Incentive Plan that would increase the number of shares of Common Stock of the Company available for Awards under the 1996 Incentive Plan from 4,100,000 to 5,600,000. The Board believe this increase is necessary in order to enable the Company to continue to attract and retain qualified employees and provide further incentives to employees as a result of their equity interest in the Company.

SUMMARY OF THE 1996 INCENTIVE PLAN

     The principal provisions of the 1996 Incentive Plan are summarized below. This summary is qualified in its entirety by reference to the 1996 Incentive Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 1996 Incentive Plan may be obtained by making a written request to the Secretary of the Company.

     DESCRIPTION OF AWARDS UNDER THE 1996 INCENTIVE PLAN. Optionees receive the right to purchase a specified number of shares of Common Stock at an option price and subject to such terms and conditions as are specified at the time of the grant. Incentive stock options and stock options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding 10% or more of the voting stock of the Company). All other options may be granted at an exercise price that may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant.

     Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price from the recipient in the event that the conditions specified in the applicable stock award are not satisfied prior to the end of the applicable restriction period established for such award. The Company may also grant (or sell at a purchase price not less than 85% of the fair market value on the date of such sale) to participants shares of Common Stock free of any restrictions under the 1996 Incentive Plan.

     ELIGIBILITY TO RECEIVE AWARDS. All of the employees, officers, directors, consultants and advisors of the Company and its subsidiaries who are expected to contribute to the Company's future growth and success are eligible to participate in the 1996 Incentive Plan. Incentive stock options, however, may only be granted to persons eligible to receive incentive stock options under the Code. The 1996 Incentive Plan provides that the maximum number of shares of Common Stock with respect to which options may be granted to any employee may not exceed 300,000 during any calendar year of the 1996 Incentive Plan.

     As of January 31, 1999, an aggregate of approximately 725 employees of the Company were eligible to receive Awards under the 1996 Incentive Plan. The granting of Awards under the 1996 Incentive Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group. From the initial adoption of the 1996 Incentive Plan through January 31, 1999: options to purchase an aggregate of 200,000 shares thereunder had been granted to Mark J. Levin, Chairman of the Board, Chief Executive Officer of the Company and a director nominee; options to purchase an aggregate of 120,380 shares thereunder had been granted to Steven H. Holtzman, Chief Business Officer of the Company; options to purchase an aggregate of 86,390 shares thereunder had been granted to Frank D. Lee, Chief Research Technology Officer of the Company; options to purchase an aggregate of 164,020 shares thereunder had been granted to Michael R. Pavia, Chief Technology Officer of the Company; no options to purchase shares thereunder had been granted to Kevin P. Starr, Chief Financial Officer of the Company; no options to purchase shares thereunder had been granted to Joshua Boger, Ph.D. or A. Grant Heidrich, III, director nominees of the Company; options to purchase an aggregate of 570,790 shares thereunder had been granted to all current executive officers of the Company as a group; no options to purchase shares thereunder had been granted to current directors who are not executive officers of the Company as a group; no options to purchase shares thereunder had been granted to any associate of any director, executive officer or nominee for director of the Company;

and options to purchase an aggregate of 3,753,388 shares thereunder had been granted to all employees of the Company who are not executive officers.

     On March 31, 1999, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $31.25.

     ADMINISTRATION. The 1996 Incentive Plan is administered by the Board of Directors of the Company and the Compensation Committee of the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1996 Incentive Plan, to interpret the provisions of the 1996 Incentive Plan and to terminate the 1996 Incentive Plan. The Board also has the authority to grant Awards under the 1996 Incentive Plan and to accelerate, waive or amend certain provisions of outstanding Awards. The 1996 Incentive Plan contains provisions relating to the disposition of Awards in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company. Pursuant to the terms of the 1996 Incentive Plan, the Board has appointed the Compensation Committee to administer certain aspects of the 1996 Incentive Plan.

     AMENDMENT AND TERMINATION. No Award may be made under the 1996 Incentive Plan after March 28, 2006, but Awards previously granted may extend beyond that date. No amendment to the 1996 Incentive Plan may be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 1996 Incentive Plan and with respect to the sale of Common Stock acquired under the 1996 Incentive Plan.

     INCENTIVE STOCK OPTIONS. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

     NONSTATUTORY STOCK OPTIONS. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

     RESTRICTED STOCK. A participant will not recognize taxable income upon the grant of a restricted stock Award unless the participant makes an election under
Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

     Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Award is granted if a Section 83(b) Election is made.

     TAX CONSEQUENCES TO THE COMPANY. The grant of an Award under the 1996 Incentive Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1996 Incentive Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1996 Incentive Plan, including in connection with a restricted stock Award or as a result of the exercise of a nonstatutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.
--------------------------------------------------------------------------------

             ITEM THREE -- AMENDMENT OF 1997 EQUITY INCENTIVE PLAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE THIRD AGENDA ITEM TO BE VOTED ON IS THE AMENDMENT OF THE COMPANY'S 1997 EQUITY INCENTIVE PLAN. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT.
================================================================================

     The 1997 Equity Incentive Plan of the Company (the "1997 Incentive Plan") provides for the grant of incentive stock options, nonstatutory stock options and awards of restricted stock ("Awards"). The 1997 Incentive Plan covers 2,000,000 shares of Common Stock of the Company.

     In March 1999, the Board of Directors adopted an amendment to the 1997 Incentive Plan that would increase the number of shares of Common Stock of the Company available for Awards under the 1997 Incentive Plan from 2,000,000 to 4,000,000. The Board believe this increase is necessary in order to enable the Company to continue to attract and retain qualified employees and provide further incentives to employees as a result of their equity interest in the Company.

     The Company is seeking shareholder approval of the amendment to the 1997 Incentive Plan in order for options granted under the 1997 Incentive Plan to be treated as incentive stock options to the extent so designated by the Board of Directors at the time of grant. Whether or not the Company receives shareholder approval of the 1997 Incentive Plan, the Company plans to continue to make Awards under the 1997 Incentive Plan and all options previously granted by the Board of Directors will remain outstanding. If the Shareholders do not approve the amendment to the 1997 Incentive Plan, options granted subsequent to the amendment will constitute nonstatutory options for purposes of the Code.

SUMMARY OF THE 1997 INCENTIVE PLAN

     The principal provisions of the 1997 Incentive Plan are summarized below. This summary is qualified in its entirety by reference to the 1997 Incentive Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 1997 Incentive Plan may be obtained by making a written request to the Secretary of the Company.

     DESCRIPTION OF AWARDS UNDER THE 1997 INCENTIVE PLAN. Optionees receive the right to purchase a specified number of shares of Common Stock at an option price and subject to such terms and conditions as are specified at the time of the grant. Incentive stock options may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding 10% or more of the voting stock of the Company). All other options may be granted at an exercise price that may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant.

     Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price from the recipient in the event that the conditions specified in the applicable stock award are not satisfied prior to the end of the applicable restriction period established for such award. The Company may also grant (or sell at a purchase price not less than 85% of the fair market value on the date of such sale) to participants shares of Common Stock free of any restrictions under the Incentive Plan.

     ELIGIBILITY TO RECEIVE AWARDS. All of the employees (except executive officers and employees who serve as directors) of the Company and its subsidiaries who are expected to contribute to the Company's future growth and success are eligible to participate in the 1997 Incentive Plan. Incentive stock options, however, may only be granted to persons eligible to receive incentive stock options under the Code. The 1997 Incentive Plan provides that the maximum number of shares of Common Stock with respect to which options may be granted to any employee may not exceed 300,000 during any calendar year of the 1997 Incentive Plan.

     As of January 31, 1999, an aggregate of approximately 725 employees of the Company were eligible to receive Awards under the 1997 Incentive Plan. The granting of Awards under the 1997 Incentive Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

     ADMINISTRATION. The 1997 Incentive Plan is administered by the Board of Directors of the Company and the Compensation Committee of the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1997 Incentive Plan, to interpret the provisions of the 1997 Incentive Plan and to terminate the 1997 Incentive Plan. The Board also has the authority to grant Awards under the 1997 Incentive Plan and to accelerate, waive or amend certain provisions of outstanding Awards. The 1997 Incentive Plan contains provisions relating to the disposition of Awards in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company. Pursuant to the terms of the 1997 Incentive Plan, the Board has appointed the Compensation Committee to administer certain aspects of the 1997 Incentive Plan. From the initial adoption of the 1997 Incentive Plan through January 31, 1999, an aggregate of 1,898,702 shares thereunder has been granted to employees of the Company who are not executive officers or directors.

     AMENDMENT AND TERMINATION. No Award may be made under the 1997 Incentive Plan after March 13, 2007, but Awards previously granted may extend beyond that date. No amendment to the 1997 Incentive Plan may be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 1997 Incentive Plan and with respect to the sale of Common Stock acquired under the 1997 Incentive Plan.

     INCENTIVE STOCK OPTIONS. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax. Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

     NONSTATUTORY STOCK OPTIONS. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

     RESTRICTED STOCK. A participant will not recognize taxable income upon the grant of a restricted stock Award unless the participant makes an election under
Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

     Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Award is granted if a Section 83(b) Election is made.

     TAX CONSEQUENCES TO THE COMPANY. The grant of an Award under the 1997 Incentive Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1997 Incentive Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1997 Incentive Plan, including in connection with a restricted stock Award or as a result of the exercise of a nonstatutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

--------------------------------------------------------------------------------

                  ITEM FOUR -- APPROVAL OF AN AMENDMENT TO THE
                       1996 EMPLOYEE STOCK PURCHASE PLAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FOURTH AGENDA ITEM TO BE VOTED ON IS THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1996 EMPLOYEE STOCK PURCHASE PLAN. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN.
================================================================================

     The purpose of the 1996 Employee Stock Purchase Plan of the Company (the "Purchase Plan") is to provide eligible employees of the Company and certain of its subsidiaries with opportunities to purchase shares of the Company's Common Stock. The Purchase Plan covers 350,000 shares of the Company's Common Stock.

     In March 1999, the Board of Directors adopted, subject to stockholder approval, an amendment to the Purchase Plan to increase the number of shares of the Company's Common Stock reserved for issuance under the Purchase Plan from 350,000 shares to 650,000 shares. The Board believes this amendment will help the Company to attract and retain qualified employees and provide further incentives to employees as a result of their equity interest in the Company.

SUMMARY OF THE PURCHASE PLAN

     The principal provisions of the Purchase Plan are summarized below. This summary is qualified in its entirety by reference to the Purchase Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the Purchase Plan may be obtained by making a written request to the Secretary of the Company.

     ELIGIBILITY. Subject to certain restrictions described below, all employees (i) who are employees of the Company or a designated subsidiary on the date that an offering commences, (ii) who are regularly employed for more than 20 hours a week and for more than five months in a calendar year by the Company or a designated subsidiary and (iii) who have been employed by the Company or a designated subsidiary of the Company for at least three months prior to enrolling in the Purchase Plan are eligible to participate in the Purchase Plan.

     No person will be eligible to participate in the Purchase Plan if he or she would possess five percent or more of the voting power of the Company's or any subsidiary's Common Stock immediately after the grant of an option under the Purchase Plan.

     As of January 31, 1999, approximately 668 persons were eligible to participate in the Purchase Plan.

     OFFERINGS. The Company may make one or more offerings to employees to purchase Common Stock under the Purchase Plan, as determined by the Board of Directors. Currently, the Purchase Plan consists of two consecutive offerings, the first of which commences on April 1 and expires on September 30, and the second of which commences on October 1 and expires on March 31.

     NUMBER OF SHARES. Currently, a total of up to 350,000 shares may be purchased in all offerings under the Purchase Plan. If the Company receives requests from employees to purchase more than the number of shares available during any offering, the available shares will be allocated on a pro rata basis to subscribing employees.

     PURCHASE LIMITATIONS. An employee may elect to have up to 10% of his or her salary deducted for the purpose of purchasing stock under the Purchase Plan. In no event may an employee's rights to purchase Common Stock under the Purchase Plan accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock per year (determined at the commencement date of each offering).

     PURCHASE PRICE. The price at which the employee may purchase the stock is 85% of the lower of (i) the last reported sale price of the Common Stock on the day the offering period commences, and (ii) the last reported sale price of the Common Stock on the day the offering period ends.

     NEW PLAN BENEFITS. Because participation in the Purchase Plans is voluntary and participants may withdraw from the Purchase Plans at any time during an offering period without penalty, the benefits to be received by any particular person or group are not determinable by the Company at this time.

     AMENDMENTS AND ADMINISTRATION. The Board of Directors of the Company may at any time terminate or amend the Purchase Plan. However, the Board of Directors may not amend the Purchase Plan without approval of the stockholders of the Company if approval of such amendment is required by Section 423 of the Code or by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). No amendment may be made to the Purchase Plan if the amendment would cause the Purchase Plan to fail to comply with Section 423 of the Code or with Section 16 of the Exchange Act.

     The Purchase Plan will be administered by the Compensation Committee, which is authorized to make rules and regulations for the administration and interpretation of the plans.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to purchases made under the Purchase Plan and with respect to the sale of Common Stock acquired under the Purchase Plan.

     TAX CONSEQUENCES TO PARTICIPANTS. In general, a participant will not recognize taxable income upon enrolling in the Purchase Plan or upon purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

     If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows:

     If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

     (i) fifteen percent of the fair market value of the Common Stock on the Grant Date; and

     (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

     If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

     TAX CONSEQUENCES TO THE COMPANY. The offering of Common Stock under the Purchase Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

--------------------------------------------------------------------------------

                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of Ernst & Young LLP as the Company's independent auditors for the current fiscal year. Ernst & Young LLP has served as the Company's independent auditors since the Company's inception.

     Representatives of Ernst & Young LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     All costs of solicitation of proxies will be paid by the Company. In addition to solicitations by mail, the Company's directors, officers and employees, without additional pay, may solicit proxies by telephone, or personal meetings. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Secretary of the Company at the principal office of the Company not later than December 19, 1999 for inclusion in the proxy statement for the 2000 Annual Meeting.

     If a stockholder of the Company wishes to present a proposal before the 2000 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2000 Annual Meeting; provided that, in the event that less than 70 days' notice or prior public disclosure of the date of the 2000 Annual Meeting is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2000 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

                                        By Order of the Board of Directors

                                        MARK J. LEVIN
                                        Chairman and Chief Executive Officer

                                                                     MLNCM-PS-98

                        MILLENNIUM PHARMACEUTICALS, INC.

                           1996 EQUITY INCENTIVE PLAN


1.   Purpose.
     -------

     The purpose of this plan (the "Plan") is to secure for Millennium Pharmaceuticals, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees(1) officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

2.   Type of Options and Awards; Administration.
     ------------------------------------------

     (a) TYPES OF OPTIONS AND AWARDS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code. Awards granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and shall meet the requirements of Section 13 of the Plan.

     (b) ADMINISTRATION. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may m its sole discretion (i) grant options to purchase shares of the Company's Common Stock (as defined in Section 4 of the Plan), and issue shares upon exercise of such options as provided in the Plan and (ii) make awards for the purchase of shares of Common Stock pursuant to Section 13 of the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements, awards and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements and awards, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination made in good faith.

The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee to the extent authority is so delegated to such Committee.

     (c) APPLICABILITY OF RULE 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3.   Eligibility.
     -----------

     (a) GENERAL. Options and awards may be granted or made to persons who are, at the time of grant, employees, officers or directors (so long as such officers and directors are also employees) of, or consultants or advisors to, the Company; PROVIDED, that the class of individuals to whom Incentive Stock Options may be granted shall be limited to all employees of the Company; and PROVIDED FURTHER that non-employee directors of the Company are not eligible to receive options or awards of restricted stock under the Plan. A person who has been granted an option or award may, if he or she is otherwise eligible, be granted additional options or awards if the Board of Directors shall so determine. Subject to adjustment as provided in Section 16 below, the maximum number of shares with respect to which options or restricted stock awards may be granted to any person under the Plan shall not exceed 300,000 shares of Common Stock during any calendar year during the term of the Plan. For the purpose of calculating such maximum number, (a) an option or award shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding option or award or the issuance of a new option or award in substitution for a cancelled option or award shall be deemed to constitute the grant of a new additional option or award, as the case may be, separate from the original grant that is repriced or cancelled.

     (b) GRANT OF OPTIONS TO DIRECTORS AND OFFICERS. The selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a participant, the timing of the option grant or award, the exercise price of the option or the sale price of the award and the number of shares for which an option or award may be granted to such director or officer shall be determined either (i) by the Board of Directors, of which all members shall be "disinterested persons" (as hereinafter defined), or (ii) by a committee of two or more directors having full authority to act in the matter, of which all members shall be "disinterested persons." For the purposes of the Plan, a director shall be deemed to be

"disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.   Stock Subject to Plan.
     ---------------------

     Subject to adjustment as provided in Section 16 below, the total number of shares which may be issued and sold under the Plan is 2,100,000 shares of Common Stock, $.001 par value per share ("Common Stock"). If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants or awards under the Plan.

5.   Forms of Option Agreements.
     --------------------------

     As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

6.   Purchase Price Upon Exercise of Options.
     ---------------------------------------

     (a) GENERAL. The purchase price per share of Common Stock deliverable upon the exercise of an option shall be determined by the Board of Directors, PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in
Section 11(b).

     (b) PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means (including without limitation by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined in such manner as may be prescribed by the Board of Directors.

7.   Option Period.
     -------------

     Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that such date, in the case of an Incentive Stock Option, shall in no case be later than ten years after the date on which the option is granted.

8.   Exercise of Options.
     -------------------

     Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

9.   Nontransferability of Options.
     -----------------------------

     Incentive Stock Options, and all options granted to Reporting Persons, shall not be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, however, that non-statutory options granted to Reporting Persons may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3).

10.  Effect of Termination of Employment or Other Relationship.
     ---------------------------------------------------------

     The Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

11.  Incentive Stock Options.
     -----------------------

     Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

     (a) EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

     (b) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

          (ii) The option exercise period shall not exceed five years from the date of grant.

     (c) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

     (d) TERMINATION OF EMPLOYMENT DEATH OR DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

          (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), PROVIDED, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

          (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised, by the person to whom it is transferred by will or the laws of descent and distribution, within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

          (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option or award granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no stock option may be exercised after its expiration date.

12.  Additional Provisions.
     ---------------------

     (a) ADDITIONAL OPTION PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; PROVIDED THAT such additional provisions shall not be inconsistent with any other term or condition of the Plan.

     (b) ACCELERATION, EXTENSION, ETC. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all or any particular option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

13.  Awards.
     ------

     A restricted stock award (an "award") shall consist of the sale and issuance by the Company of shares of Common Stock, and the purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the award and in this Section 13 and elsewhere in the Plan.

     (a) EXECUTION OF RESTRICTED STOCK AWARD AGREEMENT. As a condition to an award under the Plan, each recipient of an award shall execute an agreement in such form, which may differ among recipients, as shall be specified by the Board of Directors at the time of such award.

     (b) PRICE. The Board of Directors shall determine the price at which shares of Common Stock shall be sold to recipients of awards under the Plan. The Board of Directors may, in its discretion, issue shares pursuant to awards without the payment of any cash purchase price by the recipients or issue shares pursuant to awards at a purchase price below the then fair market value of the Common Stock. If a purchase price is required to be paid, it shall be paid in cash or by check payable to the order of the Company at the time that the award is accepted by the recipient, or by such other means as may be approved by the Board of Directors.

     (c) NUMBER OF SHARES. The award shall specify the number of shares of Common Stock granted thereunder.

     (d) RESTRICTIONS ON TRANSFER. In addition to such other terms, conditions and restrictions upon awards as shall be imposed by the Board of Directors, all shares issued pursuant to an award shall be subject to the following restrictions:

          (1) All shares of Common Stock subject to an award (including any shares issued pursuant to paragraph (e) of this Section) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below for the period specified in the document evidencing the award, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period."

          (2) In the event that a recipient's employment with the Company (or consultancy or advisory relationship, as the case may be) is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, or because of the death or disability of the recipient, the Company shall have the right and option for a period of three months following such termination to buy for cash that number of the shares of Common Stock purchased under the award as to which the restrictions on transfer and the forfeiture provisions contained in the award have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such termination occurs within the last three months of the applicable restrictions, the restrictions and repurchase rights of the Company shall continue to apply until the expiration of the Company's three month option period.

          (3) Notwithstanding subparagraphs (1) and (2) above, the Board of Directors may, in its discretion, either at the time that an award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this paragraph
     (d) or remove or modify any part or all of the restrictions. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an award at the time of such award such other restrictions on any shares of Common Stock issued pursuant to such award as the Board of Directors may deem advisable.

     (e) ADDITIONAL SHARES. Any shares received by a recipient of an award as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such award shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares initially purchased pursuant to such award.

     (f) TRANSFERS IN BREACH OF AWARD. II any transfer of shares purchased pursuant to an award is made or attempted contrary to the terms of the Plan and of such award, the Board of Directors shall have the right to purchase for the account of the Company those shares from the owner thereof or his or her transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable award or any recipient of an award who breaches his or her obligation to resell shares as required by the provisions of the Plan and the applicable award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer or breach was made or attempted.

     (g) ADDITIONAL AWARD PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any award granted under the Plan, including without limitation commitments to pay cash bonuses, make, arrange for or guarantee loans or transfer other property to recipients upon the grant of awards, or such other provisions as shall be determined by the Board of Directors.

14.  General Restrictions.
     --------------------

     (a) INVESTMENT REPRESENTATIONS. The Company may require any person to whom an option or award is granted, as a condition of exercising such option or purchasing the shares subject to the award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     (b) COMPLIANCE WITH SECURITIES LAWS. Each option and award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification(1) or to satisfy such condition.

15.  Rights as a Shareholder.
     -----------------------

     The holder of an option or recipient of an award shall have no rights as a shareholder with respect to any shares covered by the option or award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16.  Adjustment Provisions for Recapitalizations and Related Transactions.
     --------------------------------------------------------------------

     (a) GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split(1) reverse stock split or other similar transaction(1) (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan or repurchase rights of the Company, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 16 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

     (b)  BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this
Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

17.  Merger Consolidation, Asset Sale, Liquidation etc.
     -------------------------------------------------

     (a) GENERAL. In the event of a consolidation or merger in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company or sale of all or substantially all of the assets of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options and awards: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), PROVIDED that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full, any restrictions on exercising outstanding options issued pursuant to the Plan prior to any given date shall terminate and any restrictions on and rights of the Company to repurchase shares covered by outstanding awards issued pursuant to the Plan shall terminate.

     (b) SUBSTITUTE OPTIONS. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

18.  No Special Employment Rights.
     ----------------------------

     Nothing contained in the Plan or in any option or award shall confer upon any recipient of an award or optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

19.  Other Employee Benefits.
     -----------------------

     Except as to plans which by their terms include such amounts as compensation, neither the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise nor the value of an award granted to an employee will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

20.  Amendment of the Plan.
     ---------------------

     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options or under Rule 16b-3 with respect to options held by or awards made to Reporting Persons, the Board of Directors may not effect such modification or amendment without such approval.

     (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or recipient of an award, affect his or her rights under an option or award previously granted to him or her. With the consent of the optionee or recipient of the award affected, the Board of Directors may amend outstanding option agreements or awards in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option or award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 or any successor rule.

21.  Withholding.
     -----------

     (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan or the purchase of shares subject to the award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an award may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or the purchase of shares subject to an award or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or award recipient. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or award recipient who has made an election pursuant to this Section 21(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

     (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

     (c)  If the recipient of an award under the Plan elects, in accordance with
Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the award.

22.  Cancellation and New Grant of Options Etc.
     -----------------------------------------

     The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

23.  Effective Date and Duration of the Plan.
     ---------------------------------------

     (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 20) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company s shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options and awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b) TERMINATION. Unless sooner terminated in accordance with Section 17, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options or the final vesting of awards granted under the Plan. Unless sooner terminated in accordance with
Section 17, the Plan shall terminate with respect to options which are not Incentive Stock Options and awards on the date specified in (ii) above. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

24.  Provision for Foreign Participants.
     ----------------------------------

     The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.


                                        Adopted by the Board of Directors on
                                        March 14, 1996

                                  AMENDMENT TO
                           1996 EQUITY INCENTIVE PLAN
                                       OF
                        MILLENNIUM PHARMACEUTICALS, INC.


     The 1996 Equity Incentive Plan (the "Plan") be and hereby is amended as follows:

     1. The number 2,100,000 in the second line of Section 4 of the Plan shall be deleted and the number 4,100,000 shall be inserted in lieu thereof.





                         Approved by the Board of Directors on March 13, 1997 Approved by the Stockholders on May 21, 1997

                                  AMENDMENT TO
                           1996 EQUITY INCENTIVE PLAN
                                       OF
                        MILLENNIUM PHARMACEUTICALS, INC.


     The Millennium Pharmaceuticals, Inc. 1996 Equity Incentive Plan (the "Plan"), is hereby amended as set forth below:

     1. Section 4 of the Plan is hereby amended by deleting the first sentence thereof and substituting the following therefor:

               "Subject to adjustment as provided in Section 16 below, the total number of shares which may be issued and sold under the Plan is 5,600,000 shares of Common Stock, $.001 par value per share ("Common Stock")."

     2.   In all other respects, the Plan shall remain in full force and effect.

                                                       Adopted by the
                                                       Board of Directors
                                                       on March 3, 1999

                                                       Presented to the
                                                       Stockholders for their
                                                       approval on June 2, 1999

                        MILLENNIUM PHARMACEUTICALS, INC.

                           1997 EQUITY INCENTIVE PLAN


1.   Purpose.
     -------

     The purpose of this plan (the "Plan") is to secure for Millennium Pharmaceuticals, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees (excluding executive officers and employees who serve as directors) of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

2.   Type of Options and Awards: Administration.
     ------------------------------------------

     (a) TYPES OF OPTIONS AND AWARDS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code. Awards granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and shall meet the requirements of Section 13 of the Plan.

     (b) ADMINISTRATION. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion (i) grant options to purchase shares of the Company's Common Stock (as defined in Section 4 of the Plan), and issue shares upon exercise of such options as provided in the Plan and (ii) make awards for the purchase of shares of Common Stock pursuant to Section 13 of the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements, awards and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements and awards, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination made in good faith.

The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee to the extent authority is so delegated to such Committee.

3. ELIGIBILITY. Options and awards may be granted or made to persons who are, at the time of grant, employees (excluding executive officers and employees who serve as directors) of, or consultants or advisors to, the Company; PROVIDED, that the class of individuals to whom Incentive Stock Options may be granted shall be limited to all employees (excluding executive officers and employees who serve as directors) of the Company. A person who has been granted an option or award may, if he or she is otherwise eligible, be granted additional options or awards if the Board of Directors shall so determine. Subject to adjustment as provided in Section 16 below, the maximum number of shares with respect to which options or restricted stock awards may be granted to any person under the Plan shall not exceed 300,000 shares of Common Stock during any calendar year during the term of the Plan. For the purpose of calculating such maximum number, (a) an option or award shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding option or award or the issuance of a new option or award in substitution for a cancelled option or award shall be deemed to constitute the grant of a new additional option or award, as the case may be, separate from the original grant that is repriced or cancelled.

4.   Stock Subject to Plan.
     ---------------------

     Subject to adjustment as provided in Section 16 below, the total number of shares which may be issued and sold under the Plan is 2,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"). If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants or awards under the Plan.

5.   Forms of Option Agreements.
     --------------------------

     As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

6.   Purchase Price Upon Exercise of Options.
     ---------------------------------------

     (a) GENERAL. The purchase price per share of Common Stock deliverable upon the exercise of an option shall be determined by the Board of Directors, PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in
Section 11(b).

     (b) PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means (including without limitation by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined in such manner as may be prescribed by the Board of Directors.

7.   Option Period.
     -------------

     Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that such date, in the case of an Incentive Stock Option, shall in no case be later than ten years after the date on which the option is granted.

8.   Exercise of Options.
     -------------------

     Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

9.   Nontransferability of Options.
     -----------------------------

     Incentive Stock Options shall not be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

10.  Effect of Termination of Employment or Other Relationship.
     ---------------------------------------------------------

     The Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

11.  Incentive Stock Options.
     -----------------------

     Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

     (a) EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

     (b) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

          (ii) The option exercise period shall not exceed five years from the date of grant.

     (c) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

     (d) TERMINATION OF EMPLOYMENT DEATH OR DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:


          (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), PROVIDED, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

          (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised, by the person to whom it is transferred by will or the laws of descent and distribution, within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

          (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option or award granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no stock option may be exercised after its expiration date.

12.  Additional Provisions.
     ---------------------

     (a) ADDITIONAL OPTION PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; PROVIDED THAT such additional provisions shall not be inconsistent with any other term or condition of the Plan.

     (b) ACCELERATION, EXTENSION, ETC. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all or any particular option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code.


13.  Awards.
     ------

     A restricted stock award (an "award") shall consist of the sale and issuance by the Company of shares of Common Stock, and the purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the award and in this Section 13 and elsewhere in the Plan.

     (a) EXECUTION OF RESTRICTED STOCK AWARD AGREEMENT. As a condition to an award under the Plan, each recipient of an award shall execute an agreement in such form, which may differ among recipients, as shall be specified by the Board of Directors at the time of such award.

     (b) PRICE. The Board of Directors shall determine the price at which shares of Common Stock shall be sold to recipients of awards under the Plan. The Board of Directors may, in its discretion, issue shares pursuant to awards without the payment of any cash purchase price by the recipients or issue shares pursuant to awards at a purchase price below the then fair market value of the Common Stock. If a purchase price is required to be paid, it shall be paid in cash or by check payable to the order of the Company at the time that the award is accepted by the recipient, or by such other means as may be approved by the Board of Directors.

     (c) NUMBER OF SHARES. The award shall specify the number of shares of Common Stock granted thereunder.

     (d) RESTRICTIONS ON TRANSFER. In addition to such other terms, conditions and restrictions upon awards as shall be imposed by the Board of Directors, all shares issued pursuant to an award shall be subject to the following restrictions:

          (1) All shares of Common Stock subject to an award (including any shares issued pursuant to paragraph (e) of this Section) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below for the period specified in the document evidencing the award, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period."

          (2) In the event that a recipient's employment with the Company (or consultancy or advisory relationship, as the case may be) is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, or because of the death or disability of the recipient, the Company shall have the right and option for a period of three months following such termination to buy for cash that number of the shares of Common Stock purchased under the award as to which the restrictions on transfer and the forfeiture provisions contained in the award have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such termination occurs within the last three months of the applicable restrictions, the restrictions and repurchase rights of the Company shall continue to apply until the expiration of the Company's three month option period.

          (3) Notwithstanding subparagraphs (1) and (2) above, the Board of Directors may, in its discretion, either at the time that an award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this paragraph (d) or remove or modify any part or all of the restrictions. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an award at the time of such award such other restrictions on any shares of Common Stock issued pursuant to such award as the Board of Directors may deem advisable.

     (e) ADDITIONAL SHARES. Any shares received by a recipient of an award as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such award shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares initially purchased pursuant to such award.

     (f) TRANSFERS IN BREACH OF AWARD. If any transfer of shares purchased pursuant to an award is made or attempted contrary to the terms of the Plan and of such award, the Board of Directors shall have the right to purchase for the account of the Company those shares from the owner thereof or his or her transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable award or any recipient of an award who breaches his or her obligation to resell shares as required by the provisions of the Plan and the applicable award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer or breach was made or attempted.

     (g) ADDITIONAL AWARD PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any award granted under the Plan, including without limitation commitments to pay cash bonuses, make, arrange for or guarantee loans or transfer other property to recipients upon the grant of awards, or such other provisions as shall be determined by the Board of Directors.

14.  General Restrictions.
     --------------------

     (a) INVESTMENT REPRESENTATIONS. The Company may require any person to whom an option or award is granted, as a condition of exercising such option or purchasing the shares subject to the award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present mention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     (b) COMPLIANCE WITH SECURITIES LAWS. Each option and award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

15.  Rights as a Shareholder.
     -----------------------

     The holder of an option or recipient of an award shall have no rights as a shareholder with respect to any shares covered by the option or award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16.  Adjustment Provisions for Recapitalizations and Related Transactions.
     --------------------------------------------------------------------

     (a) GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan or repurchase rights of the Company, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 16 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code.

     (b)  BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this
Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

17.  Merger Consolidation Asset Sale, Liquidation etc.
     ------------------------------------------------

     (a) GENERAL. In the event of a consolidation or merger m which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company or sale of all or substantially all of the assets of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options and awards: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), PROVIDED that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full, any restrictions on exercising outstanding options issued pursuant to the Plan prior to any given date shall terminate and any restrictions on and rights of the Company to repurchase shares covered by outstanding awards issued pursuant to the Plan shall terminate.

     (b) SUBSTITUTE OPTIONS. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

18.  No Special Employment Rights.
     ----------------------------

     Nothing contained in the Plan or in any option or award shall confer upon any recipient of an award or optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

19.  Other Employee Benefits.
     -----------------------

     Except as to plans which by their terms include such amounts as compensation, neither the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise nor the value of an award granted to an employee will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

20.  Amendment of the Plan.
     ---------------------

     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board of Directors may not effect such modification or amendment without such approval.

     (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or recipient of an award, affect his or her rights under an option or award previously granted to him or her. With the consent of the optionee or recipient of the award affected, the Board of Directors may amend outstanding option agreements or awards in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

21.  Withholding.
     -----------

     (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan or the purchase of shares subject to the award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an award may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or the purchase of shares subject to an award or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or award recipient. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or award recipient who has made an election pursuant to this Section 21(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

     (b)  If the recipient of an award under the Plan elects, in accordance with
Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the award.

22.  Cancellation and New Grant of Options Etc.
     -----------------------------------------

     The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

23.  Effective Date and Duration of the Plan.
     ---------------------------------------

     (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 20) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options and awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b) TERMINATION. Unless sooner terminated in accordance with Section 17, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options or the final vesting of awards granted under the Plan. Unless sooner terminated in accordance with
Section 17, the Plan shall terminate with respect to options which are not Incentive Stock Options and awards on the date specified in (ii) above. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

24.  Provision for Foreign Participants.
     ----------------------------------

     The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.


                                        Adopted by the Board of Directors on
                                        March 13, 1997

                                  AMENDMENT TO
                           1997 EQUITY INCENTIVE PLAN
                                       OF
                        MILLENNIUM PHARMACEUTICALS, INC.


     The Millennium Pharmaceuticals, Inc. 1997 Equity Incentive Plan (the "Plan"), is hereby amended as set forth below:

     1. Section 4 of the Plan is hereby amended by deleting the first sentence thereof and substituting the following therefor:

               "Subject to adjustment as provided in Section 16 below, the total number of shares which may be issued and sold under the Plan is 4,000,000 shares of Common Stock, $.001 par value per share ("Common Stock")."

     2. In all other respects, the Plan shall remain in full force and effect.

                                                       Adopted by the
                                                       Board of Directors
                                                       on March 3, 1999

                                                       Presented to the
                                                       Stockholders for their
                                                       approval on June 2, 1999

                        MILLENNIUM PHARMACEUTICALS, INC.

                        1996 EMPLOYEE STOCK PURCHASE PLAN



     The purpose of this Plan is to provide eligible employees of Millennium Pharmaceuticals, Inc. (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's Common Stock (the "Common Stock"). Three Hundred and Fifty Thousand (350,000) shares of Common Stock in the aggregate have been approved for this purpose.

     1. ADMINISTRATION. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

     2. ELIGIBILITY. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined below) to purchase Common Stock under the Plan, provided that:

          (a) they are regularly employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

          (b) they have been employed by the Company or a Designated Subsidiary for at least three months prior to enrolling in the Plan; and

          (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

     No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

     3. OFFERING. The Company will make one or more offerings ("Offerings") to employees to purchase Common Stock under this Plan. The Board or the Committee shall determine the commencement dates of each of the Offerings (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee shall choose a Plan Period of twelve (12) months or less for each of the Offerings and may, at its discretion, choose a different Plan Period for each Offering.

     4. PARTICIPATION. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the Controller of the Company at least 14 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

     5.   Deductions.
          ----------

     (a) The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 10% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be at the rate of 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9% or 10% of Compensation.

     (b) No employee may be granted an Option which permits his rights to purchase Common Stock under this Plan and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

     6. DEDUCTION CHANGES. An employee may decrease or discontinue his payroll deduction once during any Plan Period by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

     7. INTEREST. Interest will not be paid on any employee payroll deduction accounts, except to the extent that the Board or its Committee, in its sole discretion, elects to credit such accounts with interest at such per annum rate as it may from time to time determine.

     8. WITHDRAWAL OF FUNDS. An employee may on any one occasion during a Plan Period and for any reason withdraw all or part of the balance accumulated in the employee's payroll deduction account. Any such withdrawal must be effected prior to the close of business on the last day of the Plan Period. If the employee withdraws all of such balance, the employee shall thereby withdraw from participation in the Offering and may not begin participation again during the remainder of the Plan Period. Any employee withdrawing all or part of such balance may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee, except that, unless otherwise permitted under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, any employee who is also a director and/or officer of the Company within the meaning of
Section 16 of the Exchange Act may not (a) withdraw less than all of the balance accumulated in such employee's payroll deduction account or (b) participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision under the Exchange Act.

     9.   Purchase of Shares.
          ------------------

     (a) On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (an "Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing 15% of such employee's annualized Compensation for the immediately prior six-month period by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period.

     (b) The Option Price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or
(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (A) the closing price of the Common Stock on any national securities exchange on which the Common Stock is listed, or (B) the closing price of the Common Stock on the Nasdaq National Market ("Nasdaq") or (C) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in THE WALL STREET JOURNAL. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (A) and (B) above shall be the reported price for the next preceding day on which sales were made.

     (c) Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above).

     (d) Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

     10. ISSUANCE OF CERTIFICATES. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee.

     11. RIGHTS ON RETIREMENT, DEATH OR TERMINATION OF EMPLOYMENT. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period (whether as a result of the employee's voluntary or involuntary termination, retirement, death or otherwise), no payroll deduction shall be taken from any pay due and owing to the employee and the balance in the employee's payroll deduction account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

     12. OPTIONEES NOT STOCKHOLDERS. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

     13. RIGHTS NOT TRANSFERABLE. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     14. APPLICATION OF FUNDS. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

     15. ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

     16.  MERGER.

     (a) If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Board or the Committee shall take such steps in connection with such merger as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

     (b) In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clauses (ii) and (iii), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (ii) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (iii) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

     17. AMENDMENT OF THE PLAN. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by Section 423 of the Code or by Rule 16b-3 under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or Section 423 of the Code.

     18. INSUFFICIENT SHARES. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

     19. TERMINATION OF THE PLAN. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the payroll deduction accounts of participating employees shall be promptly refunded.

     20.  GOVERNMENTAL REGULATIONS.

     (a) The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on Nasdaq and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

     (b) The Plan shall be governed by the laws of the State of Delaware except to the extent that such law is preempted by federal law.

     (c) The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act. Any provision inconsistent with such Rule shall to that extent be inoperative and shall not affect the validity of the Plan.

     21. ISSUANCE OF SHARES. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

     22. NOTIFICATION UPON SALE OF SHARES. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

     23. EFFECTIVE DATE AND APPROVAL OF STOCKHOLDERS. The Plan shall take effect upon the closing of the Company's initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, subject to approval by the stockholders of the Company as required by Rule 16b-3 under the Exchange Act and by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

                                        Adopted by the Board of Directors on
                                        March 14, 1996

                                AMENDMENT TO THE
                        MILLENNIUM PHARMACEUTICALS, INC.
                        1996 EMPLOYEE STOCK PURCHASE PLAN


     The Millennium Pharmaceuticals, Inc. 1996 Employee Stock Purchase Plan (the "Plan"), is hereby amended as set forth below:

     1. The introductory paragraph of the Plan is hereby amended by deleting the last sentence thereof and substituting the following therefor:

               "Six Hundred Fifty Thousand (650,000) shares of Common Stock in the aggregate have been approved for this purpose."

     2.   In all other respects, the Plan shall remain in full force and effect.

                                                       Adopted by the
                                                       Board of Directors
                                                       on March 3, 1999

                                                       Presented to the
                                                       Stockholders for their
                                                       approval on June 2, 1999

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                         MILLENIUM PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on        [ ]
the reverse side of this card.



CONTROL NUMBER:
RECORD DATE SHARES:








                                                       -------------------------
     Please be sure to sign and date this Proxy.       Date
--------------------------------------------------------------------------------



-----Stockholder sign here----------------------------Co-owner sign here-------


A VOTE FOR THE DIRECTOR NOMINEES AND FOR PROPOSAL NUMBERS 2, 3, 4 AND 5 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

1. Election of Class III Directors. Nominees:         FOR ALL    WITH-   FOR ALL
                                                      NOMINEES   HOLD    EXCEPT
                    MARK J. LEVIN
                  JOSHUA BOGER, PH.D.                   [ ]       [ ]      [ ]
                A. GRANT HELDRICH, III

NOTE: IF you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name(s). Your shares will be voted "For" the remaining nominee(s).

                                                        FOR     AGAINST  ABSTAIN
2. Approval of an amendment to the Company's 1996
   Equity Incentive Plan increasing the number of       [ ]       [ ]      [ ]
   shares of Common Stock reserved for issuance
   from 4,100,000 to 5,600,000.
                                                        FOR     AGAINST  ABSTAIN
3. Approval of an amendment to the Company's 1997
   Equity Incentive Plan increasing the number of       [ ]       [ ]      [ ]
   shares of Common Stock reserved for issuance
   from 2,000,000 to 4,000,000.
                                                        FOR     AGAINST  ABSTAIN
4. Approval of an amendment to the Company's 1996
   Employee Stock Purchase Plan increasing the          [ ]       [ ]      [ ]
   number of shares of Common Stock reserved for
   issuance from 350,000 to 650,000.
                                                        FOR     AGAINST  ABSTAIN
5. To transact such other business as may properly
   come before the meeting or any adjournment           [ ]       [ ]      [ ]
   thereof.

DETACH CARD                                                          DETACH CARD


                        MILLENIUM PHARMACEUTICALS, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held on June 2, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Millenium Pharmaceuticals, Inc.

                        MILLENIUM PHARMACEUTICALS, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 2, 1999

Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Mark J. Levin, Steven H. Holtzman and Steven D. Singer or each or any of them with full power of substitution, as proxies for those signing on the reverse side to act and vote at the 1999 Annual Meeting of Stockholders of Millenium Pharmaceuticals, Inc. and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and, in their discretion, upon any other matters which may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" PROPOSAL NUMBERS 1, 2, 3, 4 AND 5.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?


-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------